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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2006

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                  0-27887            33-0846191
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    (State or other jurisdiction     (Commission          (IRS Employer
          of incorporation)          File Number)      Identification No.)

        921 E. Alton Avenue, Santa Ana, California            92705
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         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

         On August 21, 2006, Collectors Universe, Inc. issued a press release announcing its acquisition of American Gemological Laboratories (AGL), an international forensic colored gemstone certification and grading laboratory. AGL is one of the leadingthird party authentication and grading services for colored gemstones, including colored gemstones that are sold at auction through Sotheby's and Christies and by jewelry retailers such as Cartier and Fred Leighton. The Company paid an aggregate acquisition price of $3.5 million in cash for AGL, and, depending on the future financial performance of AGL, may become obligated to make contingent payments of up to an aggregate of an additional $3.5 million over the next five years.

         A copy of the press release announcing this acquisition is attached asExhibit 99.1 to, and by this reference is incorporated into, this Current Report on Form 8-K.

         In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01   Financial Statements and Exhibits.

          (d)  Exhibits.

Exhibit No.                        Description
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99.1          Press release of Collectors Universe dated August 21, 2006, announcing its acquisition of American Gemological Laboratories
              (AGL), an international forensic colored gemstone certification and grading laboratory.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     COLLECTORS UNIVERSE, INC.


Dated:  August 21, 2006                              By: /s/ JOSEPH J. WALLACE
                                                         -----------------------
                                                         Joseph J. Wallace,
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                        Description
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99.1          Press release of Collectors Universe dated August 21, 2006, announcing its acquisition of American Gemological Laboratories
              (AGL), an international forensic colored gemstone certification and grading laboratory.